Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 14, 2020, is entered into by and among INTERCONTINENTAL EXCHANGE, INC., a Delaware corporation (the “Borrower”), the Lenders (as hereinafter defined) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

RECITALS

A.       The Borrower, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Credit Agreement, dated as of April 3, 2014 (as amended by the First Amendment to Credit Agreement, dated as of May 15, 2015, the Second Amendment to Credit Agreement, dated as of November 9, 2015, the Third Amendment to Credit Agreement, dated as of November 13, 2015, the Fourth Amendment to Credit Agreement, dated as of August 18, 2017, the Fifth Amendment to Credit Agreement, dated as of August 18, 2017, and the Sixth Amendment to Credit Agreement, dated as of August 9, 2018, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.

B.       The Borrower has requested that the Required Lenders amend the Credit Agreement and the Required Lenders are willing to consent to such amendments to the Credit Agreement on the terms and subject to conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective upon the Seventh Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

1.1              The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in proper alphabetical order:

““Ellie Mae” means Ellie Mae Intermediate Holdings I, Inc., a Delaware corporation.”

““Ellie Mae Acquisition” means the proposed Acquisition by the Borrower of all the equity interests of Ellie Mae from the existing equityholder of Ellie Mae pursuant to the Ellie Mae Acquisition Agreement.”

““Ellie Mae Acquisition Agreement” means the Stock Purchase Agreement, dated as of August 6, 2020, among the Borrower, Ellie Mae and Ellie Mae Parent, LP (including all schedules and exhibits thereto).”

“”Ellie Mae Acquisition Date” means the date on which the Ellie Mae Acquisition is consummated.”

““Ellie Mae Acquisition Related Conditions” means the conditions set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.3(j).”

““Ellie Mae Borrowing” means a Borrowing of Revolving Loans in Dollars the proceeds of which are to be used to (i) finance a portion of the consideration paid by the Borrower to consummate the Ellie Mae Acquisition, (ii) refinance all or a portion of the existing Indebtedness of Ellie Mae and its Subsidiaries, and/or (iii) pay fees, costs, commissions and expenses in connection with the Ellie Mae Transactions.”

““Ellie Mae Bridge Arrangers” means Wells Fargo Securities, LLC, Credit Suisse Loan Funding LLC and Goldman Sachs Bank USA.”

““Ellie Mae Bridge Facility” means that certain senior unsecured bridge credit facility providing for up to $10,650,000,000 in senior unsecured bridge loans available to the Borrower arranged by the Ellie Mae Bridge Arrangers and used to (i) finance a portion of the consideration paid by the Borrower to consummate the Ellie Mae Acquisition, (ii) refinance all or a portion of the existing Indebtedness of Ellie Mae and its Subsidiaries, and/or (iii) pay fees, costs, commissions and expenses in connection with the Ellie Mae Transactions, all as contemplated in that certain commitment letter, dated as of August 6, 2020, among Wells Fargo, Credit Suisse AG, the Ellie Mae Bridge Arrangers and the Borrower.”

““Ellie Mae Transactions” means, collectively, (a) the Ellie Mae Acquisition, (b) the issuance or incurrence of Indebtedness (including the making of Loans) to finance a portion of the consideration paid by the Borrower to consummate the Ellie Mae Acquisition, (c) the issuance of Capital Stock of the Borrower to the equityholder of Ellie Mae as consideration for the Ellie Mae Acquisition, (d) the refinancing all or a portion of the existing Indebtedness of Ellie Mae and its Subsidiaries, (e) the preparation, execution and delivery of the Seventh Amendment of this Agreement, (f) the preparation, execution and delivery of the Eighth Amendment of this Agreement, (g) the preparation, execution and delivery of the definitive documentation relating to the Term Loan Facility, and (h) the payment of fees, costs, commissions and expenses in connection with each of the foregoing.”

““Holdings” has the meaning given to such term in Section 3.3(g).”

““Leverage Increase Period” has the meaning given to such term in Section 6.1.”

““Pre-Closing Funded Amount” has the meaning given to such term in Section 2.23.”

““Pre-Closing Funding Account” means an account in the name of (i) the Administrative Agent or an Affiliate of the Administrative Agent or (ii) a financial institution (in its capacity as escrow agent) designated by the Administrative Agent and approved by the Borrower, which account has been identified as the “Pre-Closing Funding Account” by notice in writing from the Borrower to the Administrative Agent, and which account shall have terms reasonably satisfactory to the Administrative Agent and the Borrower.”

““Pre-Closing Funding Date” means the Business Day specified as such in a Notice of Borrowing in which a Pre-Closing Funding Election has been made.”

““Pre-Closing Funding Election” means an election by the Borrower to cause the Pre-Closing Funded Amount to be funded into the Pre-Closing Funding Account on the Pre-Closing Funding Date pursuant to Section 2.23.”

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““Return Amount” has the meaning given to such term in Section 2.23.”

““Seventh Amendment” means that certain Seventh Amendment to Credit Agreement, dated as of August 14, 2020, among the Borrower, the Administrative Agent and the Lenders party thereto.”

““Seventh Amendment Effective Date” means August 14, 2020.”

““Seventh Amendment Initial Arranger” means Wells Fargo Securities, LLC.”

““Term Loan Facility” means that certain senior unsecured delayed draw term loan facility providing for up to $2,000,000,000 in term loans available to the Borrower to be used to (i) finance a portion of the consideration paid by the Borrower to consummate the Ellie Mae Acquisition, (ii) refinance all or a portion of the existing Indebtedness of Ellie Mae and its Subsidiaries, and/or (iii) pay fees, costs, commissions and expenses in connection with the Ellie Mae Transactions, all as contemplated in that certain Project Endeavor Commitment Letter, dated as of August 6, 2020, among Wells Fargo, Wells Fargo Securities, LLC and the Borrower.”

1.2              Each of the following definitions in Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)               The definition of “Aggregate Dollar Revolving Credit Exposure” is hereby amended by (i) replacing the word “and” at the end of clause (ii) thereof substituting therefor a comma and (ii) replacing the period at the end of such definition with the following: “and (iv) the aggregate amount of the Pre-Closing Funded Amount funded on account of Dollar Revolving Loans that is held in the Pre-Closing Funding Account at such time.”

(b)               The definition of “Aggregate Multicurrency Revolving Credit Exposure” is hereby amended by (i) replacing the word “and” at the end of clause (ii) thereof substituting therefor a comma and (ii) replacing the period at the end of such definition with the following: “and (iv) the aggregate amount of the Pre-Closing Funded Amount funded on account of Multicurrency Revolving Loans that is held in the Pre-Closing Funding Account at such time.”

(c)               The definition of “Dollar Revolving Credit Exposure” is hereby amended by (i) replacing the word “and” at the end of clause (ii) thereof substituting therefor a comma and (ii) replacing the period at the end of such definition with the following: “and (iv) the aggregate amount of any portion of the Pre-Closing Funded Amount funded by such Lender on account of Dollar Revolving Loans that is held in the Pre-Closing Funding Account at such time.”

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(d)               The definition of “Multicurrency Revolving Credit Exposure” is hereby amended by (i) replacing the word “and” at the end of clause (ii) thereof substituting therefor a comma and (ii) replacing the period at the end of such definition with the following: “and (iv) the aggregate amount of any portion of the Pre-Closing Funded Amount funded by such Lender on account of Multicurrency Revolving Loans that is held in the Pre-Closing Funding Account at such time.”

(e)               The definition of “Revolving Credit Exposure” is hereby amended by (i) replacing the word “and” at the end of clause (ii) thereof substituting therefor a comma and (ii) replacing the period at the end of such definition with the following: “and (iv) the aggregate Dollar Amount of any portion of the Pre-Closing Funded Amount funded by such Lender that is held in the Pre-Closing Funding Account at such time.”

1.3              Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition:

““Total Leverage Ratio” means, with respect to any Reference Period, the ratio of (i) Consolidated Total Funded Debt as of the last day of such Reference Period to (ii) Consolidated EBITDA for such Reference Period; provided that Consolidated Total Funded Debt shall not include (x) Indebtedness permitted pursuant to Section 7.2(iv), 7.2(v) or 7.2(vi) except to the extent such Indebtedness has been outstanding, as of such determination date, for more than 45 days since the borrowing thereof and (y) any Indebtedness incurred (1) to repay, prepay, redeem, repurchase, discharge, defease or otherwise refinance other Indebtedness (solely in the amount necessary for such repayment, prepayment, redemption, repurchase, discharge, defeasance or other refinancing) to the extent the proceeds of such Indebtedness are earmarked for such purpose and actually so applied or (2) at any time prior to the date of consummation of an Acquisition (or the date that is 30 days following the date of termination of the related acquisition agreement), to the extent that the net proceeds of such Indebtedness are held as cash or Cash Equivalents by the Borrower (or any Subsidiary thereof) (whether held in deposit or securities accounts or otherwise) to finance such Acquisition until the consummation of such Acquisition (or the date that is 30 days following the date of termination of the related acquisition agreement) and such proceeds are required to be applied to repay, prepay, redeem, repurchase, discharge or defease such Indebtedness in the event such Acquisition is not consummated (or the related acquisition agreement is terminated). For the avoidance of doubt, for purposes of determining the Total Leverage Ratio at any time prior to the Ellie Mae Acquisition Date (or the date that is 30 days following the date of termination of the Ellie Mae Acquisition Agreement), the Consolidated Total Funded Debt shall not include any Indebtedness incurred or issued by the Borrower on or prior to the Ellie Mae Acquisition Date to the extent that the net proceeds of such Indebtedness are held as cash or Cash Equivalents by the Borrower (or any subsidiary thereof) (whether held in deposit or securities accounts or otherwise) to finance the Ellie Mae Acquisition until the consummation of the Ellie Mae Acquisition (or the date that is 30 days following the date of termination of the Ellie Mae Acquisition Agreement) and such proceeds are required to be applied to repay, prepay, redeem, repurchase, discharge or defease such Indebtedness in the event the Ellie Mae Acquisition is not consummated (or the Ellie Mae Acquisition Agreement is terminated).”

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1.4              Section 2.9(a)(iii) of the Credit Agreement is hereby amended by deleting the first word thereof and replacing it with the following:

“(iii) Subject to Section 2.23, to”

1.5              Section 2.9(a)(iv) of the Credit Agreement is hereby amended by deleting the first word thereof and replacing it with the following:

“(iv) Subject to Section 2.23, to”

1.6              Article II of the Credit Agreement is hereby amended by inserting a new Section 2.23 as follows:

“2.23 Pre-Funding of Ellie Mae Acquisition Date Borrowings. Notwithstanding any provision in this Agreement to the contrary, if the Borrower requests an Ellie Mae Borrowing, the Borrower may make a Pre-Closing Funding Election by specifying such election in the Notice of Borrowing delivered in respect of such Revolving Loans (which Notice of Borrowing shall also specify the anticipated Ellie Mae Acquisition Date). Such Notice of Borrowing shall be delivered (i) not later than 12:00 noon, Charlotte, North Carolina time, three Business Days prior to the Pre-Closing Funding Date, for Revolving Loans to be comprised of LIBOR Loans, and (ii) not later than 12:00 noon, Charlotte, North Carolina time, on the Pre-Closing Funding Date for Revolving Loans to be comprised of Base Rate Loans. If a Pre-Closing Funding Election has been made, subject solely to the satisfaction, or waiver in accordance with the terms of this Agreement, of each of the conditions set forth in Section 3.3 other than the Ellie Mae Acquisition Related Conditions, each Lender shall, not later than 1:00 p.m., Charlotte, North Carolina time, on the requested Pre-Closing Funding Date set forth in the Notice of Borrowing, fund into the Pre-Closing Funding Account an amount, in immediately available funds, equal to the amount of the Revolving Loan or Revolving Loans to be made by such Lender (such amounts, the “Pre-Closing Funded Amount”) pursuant to the applicable Notice of Borrowing. Each Lender authorizes the Administrative Agent to release all amounts deposited by the Lenders into the Pre-Closing Funding Account and make such funds available to the Borrower on the Ellie Mae Acquisition Date subject solely to the satisfaction (or waiver in accordance with the terms of this Agreement) of the Ellie Mae Acquisition Related Conditions, whereupon the Administrative Agent will make the Pre-Closing Funded Amount available to the Borrower in accordance with Section 2.3 and in like funds as received by the Administrative Agent. Interest shall accrue on the Pre-Closing Funded Amount from and including the Pre-Closing Funding Date as if the Pre-Closing Funded Amount had been advanced to the Borrower as one or more Revolving Loans hereunder, and no commitment fees pursuant to Section 2.9(a)(iii) or 2.9(a)(iv) shall accrue on any date on which the Pre-Closing Funded Amount is held in the Pre-Closing Funding Account in respect of the applicable Commitment of any Lender attributable to the portion of the Pre-Closing Funded Amount funded by such Lender. In the event the satisfaction (or waiver in accordance with the terms of this Agreement) of all conditions set forth in Section 3.3 does not occur by 1:00 p.m., Charlotte, North Carolina time, on or before the date that is three Business Days after the anticipated Ellie Mae Acquisition Date specified in the Notice of Borrowing (or such longer period not to exceed three Business Days as may be agreed between the Borrower and the Administrative Agent in the event of a delay in the anticipated Ellie Mae Acquisition Date) (the “Return Date”), the Pre-Closing Funded Amount shall be returned to the respective Lenders on the Return Date, and the Borrower shall simultaneously therewith pay interest accrued thereon from the Pre-Closing Funding Date to the Return Date, together with any amounts due thereon pursuant to Section 2.17, calculated as if the return of such funds was a prepayment of Loans in an equal principal amount on the Return Date; provided that for the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, if the entire Pre-Closing Funded Amount has been returned to the Lenders in accordance with this sentence, the Borrower shall not be prohibited from submitting a subsequent Notice of Borrowing in respect of Revolving Loans to be used to (i) finance a portion of the consideration paid by the Borrower to consummate the Ellie Mae Acquisition, (ii) refinance certain existing Indebtedness of Ellie Mae and its Subsidiaries, and/or (iii) pay fees, costs, commissions and expenses in connection with each of the foregoing, in accordance with Section 2.2 or this Section 2.23. For the avoidance of doubt, (x) the funding of the Pre-Closing Funded Amount shall not constitute a Borrowing of Loans by the Borrower until such amount has been released to the Borrower on the Ellie Mae Acquisition Date in accordance with this Section 2.23, and (y) any return of the Pre-Closing Funded Amount to the Lenders in accordance with this Section 2.23 shall not constitute a prepayment of any Revolving Loans.”

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1.7              Article III of the Credit Agreement is hereby amended by inserting a new Section 3.3 as follows:

“3.3 Conditions of Borrowing for Ellie Mae Acquisition. Notwithstanding anything to the contrary contained herein (including in Section 3.2) or in any other Credit Document, the obligation of each Lender (i) to make any Revolving Loans as a portion of an Ellie Mae Borrowing is subject to the satisfaction (or waiver by the Administrative Agent) of the following conditions precedent, and only the following conditions precedent, on the relevant Borrowing Date, and (ii) to pre-fund any Revolving Loans as a portion of an Ellie Mae Borrowing is subject to the satisfaction (or waiver by the Administrative Agent) of the following conditions precedent, and only the following conditions precedent (in each case in this clause (ii), other than the Ellie Mae Acquisition Related Conditions), on the Pre-Closing Funding Date:

(a)               The Borrowing of such Loans shall occur on the Ellie Mae Acquisition Date, which shall be on or before the earlier to occur of (i) the termination or expiration of the Ellie Mae Acquisition Agreement in accordance with its terms, and (ii) the “Outside Date” (as defined in the Ellie Mae Acquisition Agreement as in effect on August 6, 2020) as such date may be extended in accordance with the Ellie Mae Acquisition Agreement as in effect on August 6, 2020 (but in any event not later than August 6, 2021);

(b)               The Administrative Agent shall have received a certificate of the chief financial officer of the Borrower as to the solvency of the Borrower and its Subsidiaries, on a consolidated basis, after giving effect to the Ellie Mae Transactions, in the form of Exhibit F;

(c)               Since the date of the Ellie Mae Acquisition Agreement, no “Company Material Adverse Effect” (as defined in the Ellie Mae Acquisition Agreement) shall have occurred that is continuing as of the Ellie Mae Acquisition Date;

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(d)               The Ellie Mae Acquisition shall have been consummated substantially concurrently with the Borrowing of such Loans, and substantially in accordance with the terms and conditions of the Ellie Mae Acquisition Agreement without giving effect to any waiver, modification or consent thereunder that is materially adverse to the Lenders or the Seventh Amendment Initial Arranger (as reasonably determined by the Seventh Amendment Initial Arranger) unless approved by the Seventh Amendment Initial Arranger (which approval shall not be unreasonably withheld, conditioned or delayed), it being understood and agreed that, without limiting the generality of the foregoing, (1) any decrease in the Ellie Mae Acquisition consideration shall not be materially adverse to the Lenders or the Seventh Amendment Initial Arranger, (2) any increase in the purchase price shall not be materially adverse to the Lenders or the Seventh Amendment Initial Arranger so long as such increase is funded solely by an increase in the amount of the Capital Stock of the Borrower issued to the equityholder of Ellie Mae as consideration for the Ellie Mae Acquisition and (3) any change to the definition of “Company Material Adverse Effect” or the “Xerox” provisions shall be deemed to be a modification which is materially adverse to the Lenders and the Seventh Amendment Initial Arranger;

(e)               The representations and warranties made by or with respect to Ellie Mae and its Subsidiaries in the Ellie Mae Acquisition Agreement as are material to the interests of the Lenders shall be true and correct, but only to the extent that the Borrower or any of its Affiliates has the right to terminate its obligations under the Ellie Mae Acquisition Agreement, or to decline to consummate the Ellie Mae Acquisition pursuant to the Ellie Mae Acquisition Agreement, as result of a breach of any such representations and warranties or any such representations and warranties not being accurate (in each case, determined without regard to any notice requirement). The representations and warranties of the Borrower set forth in Sections 4.1(i), 4.1(ii) (but only with respect to the Borrower’s power and authority to execute, deliver and perform the Credit Documents to which it is a party), 4.2, 4.3 (but only with respect to clause (i) therein), 4.7, 4.11, 4.12 (but only with respect to the Borrower’s use of proceeds) and 4.13 shall be true and correct in all material respects (except that any representation and warranty qualified as to materiality or Material Adverse Effect shall be true and correct in all respects);

(f)                No Event of Default under Section 8.l(a), 8.l(f) or 8.l(g), nor any “event of default” or similar condition under the Bridge Facility, the Term Loan Facility, or any other Indebtedness in excess of the Threshold Amount in the aggregate (but only insofar as such “event of default” or similar condition relates to bankruptcy or insolvency, or the nonpayment of principal, interest or fees) shall have occurred and be continuing on such date, both immediately before and immediately after giving effect to the Loans to be made on such date;

(g)               On the Ellie Mae Acquisition Date, after giving effect to the Ellie Mae Transactions, the obligations of Ellie Mae, Inc. and its subsidiaries under (i) that certain Senior Secured First Lien Credit Agreement, dated as of April 17, 2019 (as amended by the First Incremental Amendment to Senior Secured First Lien Credit Agreement, dated as of November 1, 2019), among Ellie Mae, Inc., as borrower, EM Eagle Purchaser, LLC, a Delaware limited liability company (“Holdings”), the lenders from time party thereto, and Jefferies Finance LLC, as administrative agent, collateral agent and an L/C issuer, and (ii) that certain Senior Secured Second Lien Credit Agreement, dated as of April 17, 2019, among Ellie Mae, Inc., as borrower, Holdings, the lenders from time party thereto, and Cortland Capital Market Services LLC, as administrative agent and collateral agent, shall have been repaid in full;

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(h)               The Administrative Agent shall have received a Notice of Borrowing in accordance with Section 2.2(b);

(i)                 The aggregate principal of such Loans shall not exceed the aggregate Unutilized Commitments at such time (determined without giving effect to such Loans); and

(j)                 All fees and (to the extent invoiced at least two Business Days prior to the Ellie Mae Acquisition Date) expenses due to the Seventh Amendment Initial Arranger, the Administrative Agent and the Lenders required to be paid on the Ellie Mae Acquisition Date (including the fees and expenses of counsel for the Seventh Amendment Initial Arranger and the Administrative Agent) will have been paid.”

1.8              Article IV of the Credit Agreement is hereby amended by inserting a new Section 4.13 as follows:

“4.13 Solvency. In the event (and only in the event) that any Borrowing is requested to be made on the Ellie Mae Acquisition Date in accordance with Section 3.3, immediately after giving effect to the consummation of the Ellie Mae Transactions on the applicable Borrowing Date, the Borrower and its Subsidiaries on a consolidated basis will be solvent. For purposes of the preceding sentence, “solvent” means that (i) the fair value of the assets of the Borrower and it is Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Ellie Mae Acquisition Date. As of the Ellie Mae Acquisition Date, immediately after giving effect to the consummation of the Ellie Mae Transactions, the Borrower does not intend to, and the Borrower does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its debts or the debts of any such Subsidiary.”

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1.9              Article VI of the Credit Agreement is hereby amended by amending and restating Section 6.1 thereof in its entirety as follows:

“6.1 Maximum Total Leverage Ratio. The Total Leverage Ratio as of the last day of any fiscal quarter shall not be greater than the ratio of 3.50 to 1.00; provided, that, if the Ellie Mae Acquisition Date shall have occurred, the Total Leverage Ratio as of the last day of any fiscal quarter set forth below shall not be greater than the ratio set forth opposite such date below:

Date	Total Leverage Ratio
The last day of each of the first four fiscal quarters ending on or after the Ellie Mae Acquisition Date	4.50:1.00
The last day of each of the fifth through eighth fiscal quarters ending on or after the Ellie Mae Acquisition Date	4.00:1.00
The last day of each fiscal quarter ending thereafter	3.50:1.00

provided that, (a) if the Ellie Mae Acquisition has not occurred, at any time, and (b) if the Ellie Mae Acquisition has occurred, at any time after the later of (x) the last day of the eighth fiscal quarter ending after the Ellie Mae Acquisition Date, and (y) the last day of the first fiscal quarter of the Borrower occurring after the Ellie Mae Acquisition Date as of which the Total Leverage Ratio as of the end of such fiscal quarter has been equal to or less than 3.50:1.00, (i) upon the consummation of a Qualified Acquisition, the maximum Total Leverage Ratio shall increase to 4.00 to 1.00 as of the end of the fiscal quarter in which such Qualified Acquisition is consummated and the three full fiscal quarters immediately following the consummation of such Qualified Acquisition (such four fiscal quarter period, the “Leverage Increase Period”), (ii) except with respect to the first designation of a Qualified Acquisition, the Borrower may not designate an Acquisition as a “Qualified Acquisition” unless the Total Leverage Ratio as of the end of a single fiscal quarter of the Borrower since the commencement of the first Leverage Increase Period has been equal to or less than 3.50:1.00; (iii) no more than two Leverage Increase Periods may be elected by the Borrower during the term of this Agreement; and (iv) immediately after the end of a Leverage Increase Period, the maximum Total Leverage Ratio as of the last day of the then applicable fiscal quarter shall automatically revert to 3.50 to 1.00.”

1.10          A new Exhibit F to the Credit Agreement is hereby added in the form of Exhibit F attached hereto and the list of exhibits following the Table of Contents of the Credit Agreement is hereby amended by adding a reference to “Exhibit F Form of Solvency Certificate”.

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ARTICLE II

CONDITIONS OF EFFECTIVENESS

2.1              The amendments set forth in Article I shall become effective as of the date (the “Seventh Amendment Effective Date”) when, and only when, each the Administrative Agent shall have received an executed counterpart of this Amendment from each of the Borrower and Lenders constituting the Required Lenders.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants, on and as of the Seventh Amendment Effective Date, that (i) the representations and warranties contained in the Credit Agreement (except the representation set forth in Section 4.8 thereof with respect to clauses (i) and (ii) of the definition of “Material Adverse Effect” only) and the other Credit Documents qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct (if qualified as to materiality) or true and correct in all material respects (if not so qualified), in each case only on and as of such specific date), (ii) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law) and (iii) no Default or Event of Default shall have occurred and be continuing on the Seventh Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment and the amendments contemplated hereby.

ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION

Each party to this Amendment hereby confirms and agrees that, after giving effect to this Amendment and the amendments contemplated hereby, and except as expressly modified hereby, the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect.

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ARTICLE V

MISCELLANEOUS

5.1              Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

5.2              Credit Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and the other Credit Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3              Expenses. The Borrower shall pay all reasonable and documented out-of-pocket fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.4              Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5              Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6              Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7              Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed letter which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed letter converted into another format, for transmission, delivery and/or retention. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

INTERCONTINENTAL EXCHANGE INC.

By:	/s/ Martin Hunter
Name:	Martin Hunter
Title:	SVP, Tax and Treasurer

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Primary Administrative Agent, the Multicurrency Agent, an Issuing Lender, a Swingline Lender and a Lender

By:	/s/ Clifford Milner
Name:	Clifford Milner
Title:	Vice President

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as the Backup Administrative Agent, a Swingline Lender and a Lender

By:	/s/ Sherman Wong
Name:	Sherman Wong
Title:	Director

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

MUFG Bank, Ltd., as a Lender

By:	/s/ Jacob Ulevich
Name:	Jacob Ulevich
Title:	Director

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

Bank of Montreal, as a Lender

By:	/s/ Adam Tarr
Name:	Adam Tarr
Title:	Director

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA, S.A,
NEW YORK BRANCH, as a Lender

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Miriam Trautmann
Name:	Miriam Trautmann
Title:	Senior Vice President

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan James
Name:	Jonathan James
Title:	Senior Vice President

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

Industrial and Commercial Bank of China LTD,
New York Branch, as a Lender

By:	/s/ Letian Yan
Name:	Letian Yan
Title:	Relationship Manager

By:	/s/ Jeffrey Roth
Name:	Jeffrey Roth
Title:	Executive Director

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Devin Faddoul
Name:	Devin Faddoul
Title:	Assistant Vice President

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Komal Shah
Name:	Komal Shah
Title:	Authorized Signatory

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

J.P. Morgan Chase Bank, NA, as a Lender

By:	/s/ Courtney Furillo
Name:	Courtney Furillo
Title:	Vice President

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

SOCIETE GENER ALE, as a Lender

By:	/s/ Richard Bernal
Name:	Richard Bernal
Title:	Managing Director

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

Goldman Sachs Bank USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

SIGNATURE PAGE TO

SEVENTH AMENDMENT TO CREDIT AGREEMENT

Exhibit F

Form of Solvency Certificate

[ ], 2020

This Solvency Certificate is delivered pursuant to Section 3.3(b) of the Credit Agreement, dated as of April 3, 2014 (as amended by the First Amendment to Credit Agreement, dated as of May 15, 2015, the Second Amendment to Credit Agreement, dated as of November 9, 2015, the Third Amendment to Credit Agreement, dated as of November 13, 2015, the Fourth Amendment to Credit Agreement, dated as of August 18, 2017, the Fifth Amendment to Credit Agreement, dated as of August 18, 2017, the Sixth Amendment to Credit Agreement, dated as of August 9, 2018, and the Seventh Amendment to Credit Agreement, dated as of August 14, 2020, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), among INTERCONTINENTAL EXCHANGE, INC., a Delaware corporation (the “Borrower”), the lenders party hereto from time to time, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned hereby certifies, solely in his capacity as an officer of the Borrower and not in his individual capacity, as follows:

1.       I am the Chief Financial Officer of the Borrower. I am familiar with the Ellie Mae Transactions, and have reviewed the Credit Agreement, the audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows for the Borrower and its subsidiaries filed with the Securities and Exchange Commission, as of the date hereof, for the three years ended December 31, 2017, 2018 and 2019 and the six months ended June 30, 2020 and such documents and made such investigation as I have deemed relevant for the purposes of this Solvency Certificate.

2.       As of the date hereof, immediately after giving effect to the consummation of the Ellie Mae Transactions, on and as of such date (i) the fair value of the assets of the Borrower and it is Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Ellie Mae Acquisition Date.

3.       As of the date hereof, immediately after giving effect to the consummation of the Ellie Mae Transactions, the Borrower does not intend to, and the Borrower does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such subsidiary and the timing and amounts of cash to be payable on or in respect of its debts or the debts of any such Subsidiary.

This Solvency Certificate is being delivered by the undersigned officer only in his capacity as Chief Financial Officer of the Borrower and not individually and the undersigned shall have no personal liability to the Administrative Agent or the Lenders with respect thereto.

[Remainder of Page Intentionally Left Blank]

F-1

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate on the date first written above.

INTERCONTINENTAL EXCHANGE, INC.

By:
Name:
Title:	Chief Financial Officer